                                                                    Exhibit 10.2

                  AGREEMENT OF COMMITMENT TO EXERCISE RIGHTS

                                  dated as of

                       ________________________________

                                by and between

                            Aviation Sales Company

                                      and

                LJH Corporation, a ________________ corporation

                               TABLE OF CONTENTS

                                                                                             Page
ARTICLE I      ISSUANCE AND SALE OF SHARES..................................................   1
         1.1   Issuance, Purchase and Sale..................................................   1
         1.2   Closing......................................................................   2
         1.3   Deliveries...................................................................   2
         1.4   Capitalized Terms............................................................   2

ARTICLE II     REPRESENTATIONS AND WARRANTIES OF THE COMPANY................................   2
         2.1   Organization; Subsidiary; Books and Records..................................   2
         2.2   Due Authorization............................................................   2
         2.3   SEC Reports; Registration; Listing of Common Stock...........................   3
         2.4   Financial Statements.........................................................   3
         2.5   Absence of Certain Changes...................................................   3
         2.6   Section 203 of the DGCL; Takeover Statute....................................   3

ARTICLE III    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER..............................   4
         3.1   Acquisition for Investment...................................................   4
         3.2   Accredited Investor Status...................................................   4
         3.3   Information..................................................................   4
         3.4   Government Review............................................................   4
         3.5   Resale or Transfer...........................................................   4
         3.6   Residency....................................................................   5
         3.7   Organization.................................................................   5
         3.8   Due Authorization............................................................   5
         3.9   Non-reliance Regarding Tax Consequences......................................   5

ARTICLE IV     COVENANTS....................................................................   5
         4.1   Consents, Approvals and Filings..............................................   5
         4.2   Reasonable Efforts...........................................................   5
         4.3   Company Stockholder Approval.................................................   6
         4.4   Notification of Certain Matters..............................................   6
         4.5   Registration of Shares.......................................................   6
         4.6   Further Assurances...........................................................   6

ARTICLE V      RESTRICTIONS ON TRANSFER.....................................................   6
         5.1   Restrictions on Transfer.....................................................   6
         5.2   Compliance with Laws; Stop Order.............................................   7

ARTICLE VI     CONDITIONS...................................................................   7
         6.1   Conditions to Obligations of the Purchaser and the Company at the Closing....   7

         6.2   Additional Conditions to Obligations of the Purchaser at the Closing.........   7
         6.3   Additional Conditions to Obligations of the Company at the Closing...........   8

ARTICLE VII    TERMINATION..................................................................   9
         7.1   Termination..................................................................   9
         7.2   Effect of Termination........................................................  10
         7.3   Extensions; Waiver...........................................................  10

ARTICLE VIII   INDEMNIFICATION..............................................................  10
         8.1   Indemnification..............................................................  10
         8.2   Method of Asserting Indemnification for Third Party Claims...................  10
         8.3   Method of Asserting Indemnification for Other Claims.........................  11
         8.4   Limitations on Indemnification...............................................  12

ARTICLE IX     MISCELLANEOUS................................................................  12
         9.1   Definitions..................................................................  12
         9.2   Restrictive Legends..........................................................  13
         9.3   Successors and Assigns.......................................................  14
         9.4   Entire Agreement.............................................................  14
         9.5   Notices......................................................................  14
         9.6   Amendments; Waivers..........................................................  15
         9.7   Counterparts.................................................................  15
         9.8   Governing Law................................................................  15
         9.9   Exclusive Jurisdiction; Venue................................................  15

                  AGREEMENT OF COMMITMENT TO EXERCISE RIGHTS

     AGREEMENT OF COMMITMENT TO EXERCISE RIGHTS (this "Agreement"), dated as of _______________, 2001, is made between Aviation Sales Company, a Delaware corporation (the "Company"), and LJH Corporation, a ____________________ corporation (the "Purchaser").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Company proposes to issue rights (the "Rights") to purchase shares of its post-reverse split common stock (the "Common Stock"), pursuant to a registration statement on Form S-1 filed with the Securities and Exchange Commission in September 2001 (the "Rights Offering"); and

     WHEREAS, the Purchaser will be issued Rights pursuant to the Rights
Offering;

     WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, the Company wishes to sell to the Purchaser and the Purchaser wishes to purchase Common Stock upon exercise of the Purchaser's Rights in the Rights Offering;

     WHEREAS, upon the terms and conditions set forth in this Agreement, the Company wishes to sell the Purchaser and the Purchaser wishes to purchase the unsold allotment of shares of Common Stock issuable in the Rights Offering following the closing of the Basic Subscription Privilege and the Oversubscription Privilege; and

     WHEREAS, the Purchaser and the Company wish to provide for the purchase and sale of the Common Stock and to establish certain rights and obligations in connection therewith;

     NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements set forth in this Agreement, the parties hereto agree as follows:

                                   ARTICLE I

                          ISSUANCE AND SALE OF SHARES

     1.1  Issuance, Purchase and Sale.
          ---------------------------

          (a) Upon the terms and subject to the conditions set forth herein, the Company shall sell to the Purchaser and the Purchaser shall purchase by exercising its Basic Subscription Privilege for _____________ shares of Common Stock (the "Rights Offering Shares") at a stated price of $.8325 per share ("Initial Rights Exercise") from the Company in the Rights Offering.

          (b) Upon the terms and subject to the conditions set forth herein, at the Closing the Company shall sell to the Purchaser and the Purchaser shall purchase from the Company, following the closing of the Basic Subscription Privilege and the Oversubscription Privilege in the Rights Offering, the aggregate unsold allotment of shares of Common Stock issuable in the Rights Offering, for an amount of up to 24,024,507 shares of Common Stock, less the Rights Offering Shares, for an aggregate purchase price of up to $20,000,000.00 ($.8325 per share) in cash less the Initial Rights Exercise price paid (the "Unsold Allotment Shares").

     1.2  Closing. The closing of the purchase and sale of the Rights Offering
          -------
Shares and the Unsold Allotment Shares, (collectively the "Purchased Shares") pursuant to Section 1.1(b) (the "Closing") shall take place at the
            --------------
offices of Akerman, Senterfitt & Eidson, P.A., One Southeast Third Avenue, 28th Floor, Miami, Florida 33131, at 10:00 a.m. on the first Business Day following the satisfaction or waiver of the applicable conditions set forth in Article VI
                                                                     ----------
(other than those conditions that by their nature are to be satisfied at such Closing, but subject to the satisfaction or waiver of those conditions) provided that the Closing may take place at such other place, time or date as shall be mutually agreed upon by the Company and the Purchaser (the date of the Closing, the "Closing Date").

     1.3  Deliveries. At the Closing, the Company shall deliver to the Purchaser
          ----------
(i) stock certificates, each registered in the name of the Purchaser, representing the Purchased Shares being purchased by the Purchaser at such Closing, and (ii) such other deliveries as are specified in Section 6.2(j).
                                                            --------------
Delivery of such stock certificates and such other deliveries shall be made against receipt by the Company of (i) the portion of the purchase price payable therefor, which shall be paid by wire transfer of immediately available funds to an account designated in writing by the Purchaser to the Company on the Closing Date, and (ii) such other deliveries as are specified in Section 6.3(d).
                                                         --------------

     1.4  Capitalized Terms. Capitalized terms not otherwise defined in this
          -----------------
Agreement shall have the meanings ascribed to such terms in Section 9.1.
                                                            -----------

                                  ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date, as set forth in this Article II.
                                                 ----------

     2.1  Organization; Subsidiary; Books and Records.  The Company is a
          -------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as it is now being conducted. The Company is duly qualified and licensed as a foreign corporation to do business, and is in good standing in each jurisdiction in which the character of its assets owned or held under lease or the nature of its business makes such qualification necessary, except where the failure so to qualify or be licensed would not, individually or in the aggregate, have a Material Adverse Effect.

     2.2  Due Authorization. The Company has the requisite corporate power and
          -----------------
authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement to which it is a party, the issuance, sale and delivery of the Purchased Shares by the Company, and the compliance by the Company with each of the provisions of this Agreement and the consummation by the Company of the transactions contemplated hereby) (i) are within the corporate power and authority of the Company and (ii) have been duly authorized by all necessary corporate action of the Company, subject to Company Stockholder approval. This Agreement has been, duly and validly executed and delivered by the Company. Assuming due authorization, execution and delivery by the Purchaser of this Agreement and the obtaining by the Company of Company Stockholder Approval, this Agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and for limitations imposed by general principles of equity. The Purchased Shares have been validly reserved for issuance and, when issued and delivered in accordance with the terms of this Agreement, shall be validly issued and outstanding, fully paid and non-assessable, and not subject to the preemptive or other similar rights of the stockholders of the Company.

     2.3  SEC Reports; Registration; Listing of Common Stock. The Company has
          --------------------------------------------------
filed with the Securities and Exchange Commission (the "SEC") all reports, proxy statements, registration statements and other documents required to be filed by it under the Securities Act and the Exchange Act since January 2000 and has made available to the Purchaser complete copies of all such reports, proxy statements, registration statements and other documents (including the financial statements and other financial data contained herein) (collectively, the "SEC Reports").

     2.4  Financial Statements. The consolidated financial statements of the
          --------------------
Company (including any related schedules and notes) included in the SEC Reports have been prepared in accordance with United States generally accepted accounting principles ("GAAP") consistently followed throughout the periods involved (except as may be indicated in the notes thereto and, in the case of interim financial statements, as permitted by Form 10-Q under the Exchange Act) and fairly present in accordance with GAAP the consolidated financial condition, results of operations, cash flows and changes in stockholders' equity of the Company and its subsidiaries as of the respective dates thereof and for the respective periods then ended (except as may be indicated in the notes thereto and except, in the case of interim financial statements, for the absence of notes and as permitted by Form 10-Q under the Exchange Act and subject to changes resulting from year-end adjustments, none of which are material in amount or effect).

     2.5  Absence of Certain Changes. Since September 30, 2001, neither the
          --------------------------
Company nor any of the Subsidiaries has suffered any change, event or development or series of changes, events or developments which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

     2.6  Section 203 of the DGCL; Takeover Statute. The Company Board has taken
          -----------------------------------------
all actions necessary or advisable so that the restrictions contained in Section 203 of the DGCL applicable to a "business combination" (as defined in such Section) and the Company's stockholders' rights plan ("Poison Pill") shall not apply to the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall not cause to be applicable to the Company any "fair price," "moratorium," "control share acquisition" or other similar antitakeover statute or regulation enacted under state or federal laws.

                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser represents and warrants to the Company as of the date hereof and as of the Closing Date, as set forth in this Article III.
                                                 -----------

     3.1  Acquisition for Investment. The Purchaser is acquiring the Purchased
          --------------------------
Shares for its own account, for investment and not with a view to, or for sale in connection with, the distribution thereof within the meaning of the Securities Act.

     3.2  Accredited Investor Status. The Purchaser is an "accredited investor,"
          --------------------------
as that term is as defined in Rule 501(a) of Regulation D under the Securities Act. The Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Purchased Shares and is capable of bearing the economic risks of such investment. The Purchaser understands that its investment in the Purchased Shares involves a significant degree of risk.

     3.3  Information. The Purchaser and its advisers have been furnished with
          -----------
all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Purchased Shares which have been requested by the Purchaser or its advisers. The Purchaser and its advisers have been afforded the opportunity to ask questions of the Company's management concerning the Company and the Purchased Shares.

     3.4  Government Review. The Purchaser understands that no Governmental
          -----------------
Entity has passed upon or made any recommendation or endorsement of the Purchased Shares.

     3.5  Resale or Transfer. The Purchaser understands that (i) except as
          ------------------
otherwise expressly provided in this Agreement, the resale of the Purchased Shares has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Purchased Shares may not be sold or otherwise transferred unless (a) the Shares are sold or transferred pursuant to an effective registration statement under the Securities Act, (b) the Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company's counsel) to the effect that the Purchased Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, or (c) the Purchased Shares are sold pursuant to Rule 144 under the Securities Act; (ii) any sale of such Purchased Shares made in reliance on Rule 144 may be made only in accordance with the terms of such Rule and further, if such Rule is not applicable, any sale of such Purchased Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with another exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register such Purchased Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

     3.6  Residency. The principal offices of the Purchaser and the offices of
          ---------
the Purchaser in which it made its decision to purchase the Purchased Shares are located in the State of Texas.

     3.7  Organization. The Purchaser is an entity duly organized, validly
          ------------
existing and in good standing under the laws of its jurisdiction of formation and has the requisite power and authority to carry on its business as it is now being conducted.

     3.8  Due Authorization. The Purchaser has the requisite power and authority
          -----------------
to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Purchaser of this Agreement and the compliance by the Purchaser with the provisions of this Agreement (including the consummation by the Purchaser of the transactions contemplated hereby) (i) are within the power and authority of the Purchaser and (ii) have been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly and validly executed and delivered by the Purchaser. Assuming due authorization, execution and delivery by the Company, this Agreement constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and for limitations imposed by general principles of equity.

     3.9  Non-reliance Regarding Tax Consequences. The Purchaser is not relying
          ---------------------------------------
on the Company or any representation contained herein with respect to the tax or economic effect of Purchaser's investment in the Common Stock. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its representatives. The Purchaser understands that Purchaser shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

                                  ARTICLE IV

                                   COVENANTS

     4.1  Consents, Approvals and Filings. Subject to the terms of this
          -------------------------------
Agreement, the Company and the Purchaser each shall use its reasonable efforts to take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary, proper, desirable or advisable to obtain and make all consents, approvals and filings required to be obtained or made by the Company and its subsidiaries or the Purchaser, as the case may be, in connection with the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

     4.2  Reasonable Efforts. Except as otherwise expressly provided in this
          ------------------
Agreement, the Company and the Purchaser each shall use its reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate the transactions contemplated by this Agreement. In furtherance and not in limitation of the other covenants of the parties contained in this Agreement, if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement, each party shall cooperate in all respects with the other party and use its reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts the consummation of the transactions contemplated by this Agreement; provided, however, that the Purchaser shall not be required to expend any material funds in connection with such reasonable efforts unless the Company shall have agreed to reimburse the Purchaser for such expenditures.

     4.3  Company Stockholder Approval. Subject to the terms of this Agreement,
          ----------------------------
the Company shall use its reasonable efforts to obtain the Company Stockholder Approval at a meeting of the Company's stockholders and to ensure that such meeting shall be held not later than March 31, 2002.

     4.4  Notification of Certain Matters. Each party shall give prompt notice
          -------------------------------
to the other party of, and shall use their respective reasonable efforts to prevent or promptly remedy, (i) the occurrence or failure to occur, or the impending or threatened occurrence or failure to occur, of any event which occurrence or failure to occur would be likely to cause any of its representations or warranties in this Agreement to be untrue or inaccurate in any material respect (or in all respects in the case of any representation or warranty containing any materiality qualification) at any time after the date of this Agreement and (ii) any material failure (or any failure in the case of any covenant, condition or agreement containing any materiality qualification) on its part to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement. The delivery of any notice pursuant to this Section 4.6 shall not limit or otherwise affect the
                        -----------
remedies available under this Agreement to any party receiving such notice.

     4.5  Registration of Shares. The Company and Purchaser shall enter into the
          ----------------------
Registration Rights Agreement in the form of Exhibit A (the "Registration Rights
                                             ---------
Agreement").

     4.6  Further Assurances. At any time or from time to time after the date of
          ------------------
this Agreement, the Company, on the one hand, and the Purchaser, on the other hand, agree to cooperate with each other, and at the request of the other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated by this Agreement and to otherwise carry out the intent of the parties hereunder or thereunder.

                                   ARTICLE V

                           RESTRICTIONS ON TRANSFER

     5.1  Restrictions on Transfer. The Purchaser shall not, and shall ensure
          ------------------------
that its Affiliates do not, purchase, sell, transfer, assign, convey, gift, mortgage, pledge, encumber, hypothecate or otherwise dispose of, directly or indirectly ("Transfer"), any Purchased Shares except in accordance with the provisions of this Agreement, including Section 3.5. Any purported Transfers of
                                        -----------
Shares in violation of this Article V shall be null and void.
                            ---------

     5.2  Compliance with Laws; Stop Order.
          --------------------------------

          (a) The Purchaser shall, and shall ensure that its Affiliates shall, observe and comply with the Securities Act and the Exchange Act and the regulations promulgated thereunder and all other requirements of applicable Law in connection with any permitted Transfer of the Purchased Shares, including all requirements of applicable Law relating to the use of insider information or the trading of securities while in the possession of nonpublic information.

          (b)  In order to enforce the provisions of this Article V, the Company
                                                          ---------
may impose stop transfer instructions with respect to all of the Purchased Shares held by the Purchaser and the Purchased Shares of every other Person subject to the foregoing restrictions.

                                  ARTICLE VI

                                  CONDITIONS

     6.1  Conditions to Obligations of the Purchaser and the Company at the
          -----------------------------------------------------------------
Closing. The obligations of the Purchaser and the Company to consummate the
-------
transactions contemplated hereby to be consummated at the Closing are subject to the satisfaction or waiver at or prior to the Closing Date of each of the following conditions:

          (a) no preliminary or permanent injunction or other Order by any Governmental Entity which prevents the consummation of the transactions contemplated hereby shall have been issued and remain in effect (each party agreeing to use its reasonable efforts to have any such injunction or Order lifted);

          (b) no statute, rule, regulation or other Law shall have been enacted by any Governmental Entity which would prevent or make illegal the consummation of the transactions contemplated by this Agreement;

          (c) any consents, filings and approvals that are necessary for the consummation of the transactions contemplated by this Agreement shall have been made or obtained except where (i) the Company's failure to make or obtain such consents, filings and approvals would not have a Material Adverse Effect or a material adverse effect on the Company's ability to perform its obligations under this Agreement or (ii) the Purchaser's failure to obtain such consents, filings and approvals would not have a material adverse effect on the Purchaser's ability to perform its obligations under this Agreement; and

          (d) no suit, claim, investigation, action or other proceeding shall be overtly threatened or pending against the Purchaser or the Company or any of its subsidiaries before any Governmental Entity which reasonably could be expected to result in the restraint or prohibition of any such party, or the obtaining of damages or other relief from any such party, in connection with this Agreement or the consummation of the transactions contemplated hereby or thereby.

     6.2  Additional Conditions to Obligations of the Purchaser at the Closing.
          --------------------------------------------------------------------
The obligations of the Purchaser to consummate the transactions contemplated hereby to be consummated at the Closing shall be subject to the satisfaction or waiver at or prior to the Closing Date of each of the following additional conditions:

          (a) the representations and warranties of the Company contained in this Agreement shall have been true and correct in all respects at and as of the date they were made, and shall be true and correct in all respects at and as of such Closing Date (unless any such representations and warranties are stated to be made as of a date other than the date hereof, in which case they shall have been true and correct in all respects as of that date); provided, that this condition shall be deemed satisfied unless the failure of such representations and warranties to be true and correct in all respects would have, in the aggregate, a Material Adverse Effect or would have, in the aggregate, a material adverse effect on the Company's ability to perform its obligations under this Agreement;

          (b) the Company shall have performed, in all material respects, all of its obligations contemplated herein to be performed by the Company on or prior to the Closing Date;

          (c) from the date hereof through the Closing Date, there shall not have occurred, and be continuing, a Material Adverse Effect;

          (d) the trading of the Common Stock shall not have been suspended by the SEC or by any automated quotation system on which the Common Stock is quoted;

          (e)  the Company Stockholder Approval shall have been obtained;

          (f)  the Company shall have delivered the following to the Purchaser:

               (i) an officer's certificate certifying as to the Company's compliance with the conditions set forth in clauses (a), (b) and (c) of
                                                 -----------  ---     ---
     this Section 6.2;
          -----------

               (ii) the Registration Rights Agreement, as signed by the Company; and

               (iii)  the certificates for the Purchased Shares.

     6.3  Additional Conditions to Obligations of the Company at the Closing.
          ------------------------------------------------------------------
The obligations of the Company to consummate the transactions contemplated hereby to be consummated at the Closing shall be subject to the satisfaction or waiver at or prior to the Closing Date of each of the following additional conditions:

          (a) the representations and warranties of the Purchaser contained in this Agreement shall have been true and correct in all respects at and as of the date they were made, and shall be true and correct in all respects at and as of the Closing Date (unless any such representations and warranties are stated to be made as of a date other than the date hereof, in which case they shall have been true and correct in all respects as of that date); provided, that this condition shall be deemed satisfied unless the failure of such representations and warranties to be true and correct in all respects would have, in the aggregate, a material adverse effect on the Purchaser's ability to perform its obligations under this Agreement;

          (b) the Purchaser shall have performed, in all material respects, all of its obligations contemplated herein to be performed by the Purchaser on or prior to the Closing Date;

          (c)  the Company Stockholder Approval shall have been obtained; and

          (d)  the Purchaser shall have delivered the following to the Company:

               (i)    the purchase price payable for the Purchased Shares;

               (ii) an officer's certificate certifying as to the Purchaser's compliance with the conditions set forth in clauses (a) and (b) of this
                                                 -----------     ---
     Section 6.3; and
     -----------

               (iii) such other documents as may be required by this Agreement or reasonably requested by the Company.

                                  ARTICLE VII

                                  TERMINATION

     7.1  Termination.  This Agreement may be terminated at any time:
          -----------

          (a)  by mutual written agreement of the Company and the Purchaser;

          (b) by the Company (i) upon a breach of any covenant or agreement on the part of the Purchaser set forth in this Agreement or if any representation or warranty of the Purchaser set forth in this Agreement shall not be true and correct, in either case such that the conditions set forth in Section 6.3(a) or
                                                              --------------
6.3(b) would not be satisfied (a "Terminating Purchaser Breach"); provided, that
------
such Terminating Purchaser Breach shall not have been waived or cured by the earlier of (x) the Closing Date or (y) within 30 days after written notice of such Terminating Purchaser Breach is given to the Purchaser by the Company; (ii) if any condition to the Company's obligations to close at the Closing set forth in Article VI has not been satisfied as of the Closing or satisfaction of such a
   ----------
condition is or becomes impossible (other than because of the failure of the Company to comply with its obligations under this Agreement), and the Company has not waived such condition; and

          (c) by the Purchaser: (i) upon a breach of any covenant or agreement on the part of the Company set forth in this Agreement or if any representation or warranty of the Company set forth in this Agreement shall not be true and correct, in either case such that the conditions set forth in Section 6.2(a) or
                                                              --------------
6.2(b) would not be satisfied (a "Terminating Company Breach"); provided, that
------
such Terminating Company Breach shall not have been waived or cured by the earlier of (x) the Closing Date or, (y) within 30 days after written notice of such Terminating Company Breach is given to the Company by the Purchaser; (ii) if any condition to the Purchaser's obligation to close set forth in Article VI
                                                                     ----------
has not been satisfied as of the Closing, or satisfaction of such a condition is or becomes impossible (other than because of the failure of the Purchaser to comply with its obligations under this Agreement), and the Purchaser has not waived such condition.

     7.2  Effect of Termination. If this Agreement is terminated by either the
          ---------------------
Company or the Purchaser pursuant to the provisions of Section 7.1, this
                                                       -----------
Agreement shall forthwith become void and there shall be no further obligations on the part of the Company or the Purchaser or their respective directors, officers, employees, agents or representatives, except for the provisions of
Article VII and Sections 8.1, 8.2, 8.3, 8.4, 9.2, 9.5, 9.8, and 9.9, which shall
-----------     ------------  ---  ---  ---  ---  ---  ---      ---
survive any termination of this Agreement; provided, that nothing in this
Section 7.2 shall relieve either party from liability for any willful breach of
        ---
this Agreement.

     7.3  Extensions; Waiver.  At any time prior to the applicable compliance
          ------------------
time, each party may (i) extend the time for the performance of any of the obligations or other acts of any other party, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant thereto and (iii) waive compliance with any of the agreements or conditions herein. Any agreement on the part of a party to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party.

                                 ARTICLE VIII

                                INDEMNIFICATION

     8.1  Indemnification
          ---------------

          (a) The Company shall indemnify and hold harmless the Purchaser, its directors and officers, and each Person, if any, who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' and accountants' fees, disbursements and expenses, as incurred) (collectively, "Losses") incurred or suffered by such party arising out of or based upon any breach of a representation or warranty or breach of or failure to perform any covenant or agreement on the part of the Company contained in this Agreement.

          (b) The Purchaser shall indemnify and hold harmless the Company, its directors and officers, and each Person, if any, who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all Losses incurred or suffered by such party arising out of or based upon any breach of a representation or warranty or breach of or failure to perform any covenant or agreement on the part of the Purchaser contained in this Agreement.

     8.2  Method of Asserting Indemnification for Third.  Any Person entitled to
          ---------------------------------------------
indemnification hereunder shall give prompt written notice to the indemnifying party after the receipt by such indemnified party of any written notice of the Party Claims commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party may claim indemnification pursuant to this Agreement, provided that failure to give such notification shall not affect the obligations of the indemnifying party pursuant to this Article VIII except to the extent that the indemnifying party shall have
        ------------
been actually prejudiced as a result of such failure. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, unless in the reasonable judgment of any indemnified party, based on the written opinion of counsel, a conflict of interest is likely to exist between the indemnifying party and such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall not be liable for the fees and expenses of more than one counsel for all indemnified parties selected by such parties (which selection shall be reasonably satisfactory to the indemnifying party), in each case in connection with any one action or separate but similar or related actions. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, based on the written opinion of counsel, a conflict of interest is likely to exist between the indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel. No indemnifying party, in defense of any such action, suit, proceeding or investigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or entry into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such action, suit, proceeding or investigation to the extent such liability is covered by the indemnity obligations set forth in this
Section 8.2. No indemnified party shall consent to entry of any judgment or
-----------
entry into any settlement without the consent of each indemnifying party.

     8.3  Method of Asserting Indemnification for Other Claims. In the event any
          ----------------------------------------------------
indemnified party should have a claim under Section 8.1 against the indemnifying
                                            -----------
party that does not involve a third party claim, the indemnified party shall deliver a written notification of a claim for indemnity under Section 8.1
                                                              -----------
specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the indemnifying party. The failure by any indemnified party to give the Indemnity Notice shall not impair such party's rights under Section 8.1 except to the
                                                  -----------
extent that the indemnifying party shall have been actually prejudiced as a result of such failure. If the indemnifying party notifies the indemnified party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the indemnified party within 30 calendar days (the "Dispute Period") whether the indemnifying party disputes the claim or the amount of the claim described in the Indemnity Notice, the Losses in the amount specified in the Indemnity Notice shall be conclusively deemed a liability of the indemnifying party under Section 8.1 and the indemnifying party
                                          -----------
shall pay the amount of such Losses to the indemnified party on demand.

     8.4  Limitations on Indemnification.
          ------------------------------

          (a) Neither the Company nor the Purchaser shall have any obligation under this Article VIII to indemnify any Person for lost profits or for
           ------------
consequential, incidental, punitive or exemplary damages.

          (b)  The indemnification provided in this Article VIII shall be the
                                                    ------------
sole and exclusive remedy for monetary damages available to the Company and the Purchaser for matters for which indemnification is provided under this Article
                                                                       -------
VIII.
----

                                  ARTICLE IX

                                 MISCELLANEOUS

     9.1  Definitions.  The following terms, as used in this Agreement, shall
          -----------
have the following meanings:

     "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.

     "Basic Subscription Privilege" shall mean the basic subscription privilege as defined in the Company's Registration Statement on Form S-1, registration number 333-70494.

     "Business Day" shall mean any day except Saturday, Sunday and any legal holiday or a day on which banking institutions in New York City, New York generally are authorized or required by law or other governmental actions to close.

     "Company Board" shall mean the Board of Directors of the Company.

     "Company Proxy Statement" shall mean the definitive proxy statement of the Company covering the issuance of the Company's securities in connection the Rights Offering and the Exchange Offer and related items.

     "Company Stockholder Approval" shall mean the authorization or approval by the holders of the Common Stock of the items submitted for stockholder approval as provided in the Company Proxy Statement.

     "DGCL" shall mean the General Corporation Law of the State of Delaware, as amended, or any successor statute, in each case as the same shall be in effect at the time.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, in each case as the same shall be in effect at the time.

     "Exchange Offer" shall mean the certain offer of the Company to holders of its senior subordinated notes due 2008 to exchange such notes for cash or a combination of new notes due 2006, Common Stock and warrants.

     "Governmental Entity" shall mean any United States or state or local judicial, legislative, executive, administrative or regulatory body or authority.

     "Laws" shall mean all United States and state, and local laws, statutes, ordinances, rules, regulations, orders, and decrees.

     "Material Adverse Effect" shall mean a material adverse effect on the business, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole.

     "Order" shall mean any order, judgment, injunction, edict, decree, ruling, pronouncement, determination, decision, opinion, sentence, subpoena, writ or award issued, made, entered or rendered by any court, administrative agency or other Governmental Entity or by any arbitrator.

     "Oversubscription Privilege" shall mean the oversubscription privilege as defined in the Company's Registration Statement on Form S-1, registration number 333-70494.

     "Person" shall mean any individual, firm, corporation, limited liability company, partnership, company or other entity, and shall include any successor (by merger or otherwise) of such entity.

     "Qualified Investor" shall mean either (i) a "qualified institutional buyer" (within the meaning of Rule 144A under the Securities Act) or (ii) a large institutional "accredited investor" (within the meaning of Rule 501(a) under the Securities Act).

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, in each case as the same shall be in effect at the time.

     9.2  Restrictive Legends.
          -------------------

          (a) Certificates representing any of the Purchased Shares issued in a transaction exempt from the registration requirements of the Securities Act and applicable state securities laws, or as to which the subsequent transfer or disposition of such Purchased Shares shall require registration or qualification thereof under the Securities Act or applicable state securities laws, shall bear a legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, OR ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OR SUCH LAWS. THE SHARES MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION OTHERWISE IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

     9.3  Successors and Assigns.  Except as otherwise expressly provided
          ----------------------
herein, (i) all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not, and (ii) no party may assign or delegate all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other party to this Agreement. Notwithstanding the foregoing, but subject to the last sentence of this Section 9.3, Purchaser, without the
                                         -----------
prior written consent of the Company, may assign to other Persons (each, a "Permitted Assignee") its rights to purchase the Unsold Allotment Shares at the Closing and its related obligations, provided that as a condition to the effectiveness of any such assignment, the Permitted Assignee shall: (i) be a Qualified Investor, (ii) execute a counterpart signature page to this Agreement,
(iii) agree to be deemed a "Purchaser" bound by this Agreement (including all of the terms, conditions and covenants of this Agreement that are applicable to the Purchaser and to the Unsold Allotment Shares held by the Purchaser) and (iv) agree to have made all of the representations and warranties of Purchaser set forth in this Agreement (excluding the representations and warranties set forth in Sections 3.6) and represent and warrant that it is a Qualified Investor. An
   ------------
assignment by Purchaser pursuant to the foregoing sentence, (i) shall not relieve Purchaser of its obligation under Section 1.1 to purchase the Rights
                                          -----------
Offering Shares referred to therein and (ii) shall not relieve Purchaser of its obligations under this Agreement to purchase the Unsold Allotment Shares agreed to be purchased by the Permitted Assignee if any Permitted Assignee shall fail to purchase the Unsold Allotment Shares assigned to it. The rights and obligations of Purchaser in this Section 9.3 shall not be assignable or
                                 -----------
otherwise transferable by Purchaser without the prior written consent of the Company.

     9.4  Entire Agreement.  This Agreement constitute the full and entire
          ----------------
understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     9.5  Notices.  All notices, demands, requests, consents or other
          -------
communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when
(i) delivered personally to the recipient, (ii) telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. New York City time on a Business Day, and otherwise on the next Business Day, or (iii) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands, requests, consents and other communications shall be sent to the following Persons at the following addresses:

               (i)  if to the Company, to:

                    Aviation Sales Company
                    623 Radar Road
                    Greensboro, North Carolina  27410
                    Facsimile No. _______________
                    Attention: __________________
                    with a copy to:

                    Akerman, Senterfitt & Eidson, P.A.
                    One Southeast Third Avenue
                    28th Floor
                    Miami, Florida  33131
                    Facsimile No. (305) 374-5095
                    Attention: Philip B. Schwartz, Esq.

               (ii) if to the Purchaser, to:

                    LJH Corporation
                    _____________________________
                    _____________________________
                    Attention:___________________
                    Facsimile No.: ______________
                    Attention: __________________


or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices, demands, requests, consents or other communications required or desired to be delivered to any permitted transferee of the Purchaser having rights or obligations pursuant to this Agreement shall be addressed to such Person at the address and/or to the attention of such person as such Person shall designate by written notice to the Company.

     9.6  Amendments; Waivers.  The provisions of this Agreement, including the
          -------------------
provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent thereto of the Company and Purchaser.

     9.7  Counterparts.  This Agreement may be executed simultaneously in two or
          ------------
more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     9.8  Governing Law.  This Agreement shall be governed in all respects,
          -------------
including validity, interpretation and effect, by the laws of the State of Delaware applicable to contracts executed and to be performed wholly within such state.

     9.9  Exclusive Jurisdiction; Venue.  Each of the Company and the Purchaser
          -----------------------------
hereby irrevocably submits in any suit, action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby to the exclusive jurisdiction and venue of the federal and state courts of the State of Delaware and irrevocably waives any and all objections to exclusive jurisdiction and review of venue that any such party may have under the laws of the State of Delaware or the United States. Without limiting the other remedies, this Agreement shall be enforceable by specific performance.

                           [Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

                                    Company:

                                    AVIATION SALES COMPANY


                                    By: __________________________________

                                    Name: ________________________________

                                    Title: _______________________________



                                    Purchaser:

                                    LJH CORPORATION


                                    By: __________________________________

                                    Name: ________________________________

                                    Title: _______________________________

                                      17